                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2005

                              --------------------

                              GREENHILL & CO., INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-32147

                    DELAWARE                                 51-0500737
        (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                 Identification No.)

          300 PARK AVENUE, 23RD FLOOR
            NEW YORK, NEW YORK 10022                           10022
    (Address of principal executive offices)                 (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 389-1500

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

         ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the press release, dated July 21, 2005, issued by Greenhill & Co.,
         Inc. announcing its financial results for the fiscal quarter ended June
         30, 2005.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits. The following exhibit is being furnished as part of this Report.

         EXHIBIT
         NUMBER                          DESCRIPTION
         ---------- ------------------------------------------------------------

            99.1    Press Release of Greenhill & Co., Inc. dated
                    July 21, 2005.

                                        2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                         GREENHILL & CO., INC.

Date: July 21 , 2005                     By: /s/ John D. Liu
                                             -----------------------------------
                                             Name: John D. Liu
                                             Title: Chief Financial Officer

                                        3

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                   DESCRIPTION
----------     -----------------------------------------------------------------

   99.1        Press Release of Greenhill & Co., Inc. dated  July 21, 2005.

                                  E-1